UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

ELECTROGLAS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-21626	77-0336101

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, CA 95138

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 528-3000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.	Document

99.1	Press Release announcing the sale of the front-end software product lines and narrowing of financial guidance for the 2nd quarter.

ITEM 9.    REGULATION FD DISCLOSURE

On July 15, 2003, Electroglas, Inc. announced the sale of its front-end software product lines and narrowed its financial guidance for the 2nd quarter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 9 and Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROGLAS, INC.

Date: July 15, 2003	By:	/s/ TOM BRUNTON
Tom Brunton Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release announcing the sale of the front-end software product lines and narrowing of financial guidance for the 2nd quarter.